UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

CareTrust REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

905 Calle Amanecer, Suite 300,
San Clemente, CA		92673
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 542-3130

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On May 10, 2017, CareTrust REIT, Inc. (the “Company”) issued a press release announcing that CTR Partnership, L.P. and CareTrust Capital Corp. (together with CTR Partnership, L.P., the “Issuers”) had priced, and that the Issuers, the Company and certain of the Company’s other subsidiaries entered into an agreement to issue and sell, subject to certain conditions, $300.0 million in aggregate principal amount of 5.25% Senior Notes due 2025 (the “Notes”) pursuant to an effective registration statement filed on May 4, 2017 (File No. 333-217670) with the Securities and Exchange Commission.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, the solicitation of an offer to buy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall it constitute an offer, solicitation, sale or purchase in any jurisdiction in which such offer, solicitation, sale or purchase is unlawful.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are included with this Current Report on Form 8-K. Pursuant to General Instruction B.2 of Form 8-K, Exhibit 1.1 is deemed to be filed under the Exchange Act. Exhibit 99.1 is being furnished solely for purposes of Item 7.01 of this Form 8-K.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of May 10, 2017, by and between CTR Partnership, L.P., CareTrust Capital Corp., CareTrust REIT, Inc., certain subsidiaries identified therein, and KeyBanc Capital Markets Inc., BMO Capital Markets Corp. and Barclays Capital Inc., as representatives of the several underwriters named therein.

99.1	Press Release of the Company issued May 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2017	CARETRUST REIT, INC.

	By:	/s/ William M. Wagner
William M. Wagner
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of May 10, 2017, by and between CTR Partnership, L.P., CareTrust Capital Corp., CareTrust REIT, Inc., certain subsidiaries identified therein, and KeyBanc Capital Markets Inc., BMO Capital Markets Corp. and Barclays Capital Inc., as representatives of the several underwriters named therein.

99.1	Press Release of the Company issued May 10, 2017.